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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549



                                    FORM 8-K

                                  CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 28, 1999



                                 MediaOne Group, Inc.
               (Exact name of registrant as specified in its charter)

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


        A Delaware Corporation       Commission File Number      IRS Employer Identification No.
       (State of incorporation)             1-8611                        84-0926774
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                                188 Inverness Drive West
                                Englewood, Colorado 80112
                           (Address of principal executive offices)


                                     (303) 858-3000
                    (Registrant's telephone number, including area code)
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Item 5.  Other Events

On April 28, 1999 MediaOne Group, Inc. released its first quarter 1999 earnings results. The releases and financial statements are attached hereto as Exhibits.


Item 7.  Exhibits
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Exhibit       Description

27            Financial Data Schedule

99 Press Release issued April 28, 1999 concerning the earnings results of MediaOne Group, Inc. for the quarter ended
              March 31, 1999.

99.1 Table of Contents and Proportionate Results Highlights of MediaOne Group, Inc. for the three months ended March 31, 1998 and 1999, filed in connection with the Press Release dated April 28, 1999.

99.2 Pro Forma Consolidated Domestic Cable Highlights of MediaOne Group, Inc. for the three months ended March 31, 1998 and 1999, filed in connection with the press Release dated April 28, 1999.

99.3 Pro Forma Key Operating Statistics - Domestic Cable - of MediaOne Group, Inc. for the quarters ended March 31, 1998 and 1999, filed in connection with the Press Release dated April 28, 1999.

99.4 Pro Forma Key Operating Statistics - International - of MediaOne Group, Inc. for the quarters ended March 31, 1998, December 31, 1998 and March 31, 1999, filed in connection with the Press Release dated April 28, 1999.

99.5 Consolidated Statement of Operations of MediaOne Group, Inc. for the three months ended March 31, 1998 and 1999, filed in connection with the press Release dated April 28, 1999.

99.6 Consolidated Revenues and Operating Cash Flow Highlights - As Reported - of MediaOne Group, Inc. for the three months ended March 31, 1998 and 1999, as filed in connection with the Press Release dated April 28, 1999.

99.7 Condensed Consolidated Balance Sheets - As Reported - for MediaOne Group, Inc. as of March 31, 1999 and December 31, 1998, as filed in connection with the Press Release dated April 28, 1999.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MediaOne Group, Inc.

                                   /s/ STEPHEN E. BRILZ
                                    By:___________________________________
                                       Stephen E. Brilz
                                       Assistant Secretary


Dated:   April 29, 1999
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